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                                                                    Exhibit 10.2


June 20, 2003

PRIVATE AND CONFIDENTIAL:                             PAUL RICHARDSON

Dear Paul,

RE: CHANGE TO TERMS & CONDITIONS

Further to your discussions with myself I am pleased to be able to confirm to you in writing the following changes to your terms and conditions of employment.

JOB TITLE:       President - US Division

REPORTING TO:    John Sheppard - COO & President of Cott Corporation

SALARY:          $336,000

BONUS TARGET:    $375,000

BONUS LEVEL:     100% effective from 18th July 2003

PRORATED:        Jan 1st to July 18th 2003          Based on Corporate Results
                 July 18th to December 31st 2003    Based on:
                                                [ ] US Division Results OR
                                                [X] Corporate Results

LOCATION:        Tampa, FL

EFFECTIVE DATE:  July 18, 2003

This letter constitutes an amendment to your contract of employment and all other terms and conditions will remain as previously stated. I enclose two copies of this letter, which you should sign, returning one to me and retaining the other one for your reference.

Paul, I would like to take this opportunity to congratulate you and wish you every success in your new position. Please contact me if you have any queries with regard to the above.

Yours sincerely,
FOR COTT CORPORATION

/s/ Colin D. Walker
-------------------
Colin Walker
SVP, Corporate Resources


I accept the terms and conditions as outlined in the above letter.

NAME (PLEASE PRINT):    PAUL RICHARDSON
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SIGNED:                 /S/ PAUL RICHARDSON
                        -------------------
DATE:                   OCTOBER 16, 2003
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